UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 30, 2004

HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22388	99-0273889
(Commission File Number	(IRS Employer Identification No.)

11850 Jones Road, Houston, Texas	77070
(Address of Principal Executive Offices)	(Zip Code)

(281) 970-9859
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On March 30, 2004, Home Solutions of America, Inc., a Delaware corporation (the "Registrant") issued a press release in which the Registrant announced financial results for 2003, and reasserted expectations for the quarter ended March 31, 2004, and full year ended December 31, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

            99.1      Press Release dated March 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc. (Registrant)

By: /s/ Frank J. Fradella
Frank J. Fradella
Dated: March 30, 2004	Chairman and Chief Executive Officer

By: /s/ Rick J. O'Brien
Rick J. O'Brien
Dated: March 30, 2004	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number          Description

99.1                 Press Release dated March 30, 2004.